                     -------------------------------------
                                     TRUST

                               for Credit Unions

                     -------------------------------------


                                 ANNUAL REPORT
                           -------------------------
                                AUGUST 31, 1998

Dear TCU Investor,

  We would like to thank you for your continued support of the Trust for Credit Unions (TCU)--thank you especially to those credit unions who selected TCU as a new investment option for their credit union's portfolio.

  As the strong momentum of credit union liquidity carried through most of this fiscal year, the TCU portfolio assets increased significantly. The TCU Portfolios assets rose over 54%, ending fiscal year 1998 at over $2.1 billion, thus reaching their highest levels since April 1993. In conjunction with increased credit union liquidity, asset levels increased as TCU delivered another year of strong performance. The Portfolios offered competitive yields and performance relative to other investment alternatives in the market.

  In addition to performance, the TCU Portfolios have brought new service features to you this year:

  . SHAREHOLDER SERVICE

     New statements: Monthly shareholder statements were redesigned and enhanced to provide additional and consolidated information for your TCU account.

     Order Deadline: The TCU Money Market Portfolio ("MMP") deadline for transaction orders was extended. The new cut-off time for MMP transactions is 3:00 p.m. (EST).

  . LEADERSHIP

     Police & Fire Federal Credit Union of Pennsylvania, a $786 million financial institution, became the fortieth credit union partner in CUFSLP. CUFSLP, the Callahan Credit Union Financial Services Limited Partnership, as administrator of TCU, brings credit union leadership and oversight to the ongoing development and operation of TCU.

  Again, thank you for selecting the Trust for Credit Unions. We look forward to meeting your credit union's investment needs in the coming year.

Sincerely,

/s/ Charles W. Filson                  /s/ Gordon Linke
Charles W. Filson                      Gordon Linke
President                              Vice President
Callahan Financial Services, Inc.      Goldman Sachs Asset Management
and Trust for Credit Unions            and Trust for Credit Unions

September 30, 1998

THE ECONOMY: THE FEDERAL RESERVE REMAINS ON HOLD

  Throughout the period under review, the U.S. economy remained resilient in the wake of Asia's financial crisis.
  Early on, subdued inflationary pressures, in combination with a slower pace of economic growth, kept the Federal Reserve Board (the "Fed") from tightening monetary policy. The onset of Asian market turbulence in October strengthened the likelihood that the Fed would continue to pursue this course of non-action. Officials indicated that they wanted to await stabilization in the world markets, then assess the potential damage to the U.S. economy, before making any tightening moves.
  As the period progressed, it became clear that the strength of the U.S. equity market would diffuse the impact of the Asian crisis on U.S. growth. Additionally, Asian currency devaluations helped to control U.S. inflationary pressures and further served to keep the Fed on hold. By period end, however, Asia's market turmoil had spread to other world markets. For the first time in months, an easing of monetary policy became an option as the Fed's near-term focus shifted from the pace of U.S. economic activity to the health of the global financial system.

THE BOND MARKET: BOND MARKETS FLUCTUATED ALONG WITH INVESTOR CONFIDENCE

  For most of the review period, markets vacillated in response to investor optimism that the Asian ordeal was well in hand and investor fears that global contagion was threatening. The result was a 12-month period punctuated by market sell-offs and rallies.
  At period end, this touch-and-go global anxiety culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries--exacerbated by the ruble devaluation and Russia's defacto default--and technical imbalances (forced liquidations by heavily leveraged players combined with seasonal supply pressures). In August alone, the long bond rallied 46 basis points, while shorter securities rallied 70 basis points.

OUTLOOK

  On the U.S. front, indications are that the U.S. economy retains forward momentum. Although consumer confidence and spending have recently registered declines, the fundamental supports for spending growth still appear intact. However, although real GDP growth should remain firm for the rest of 1998, we now expect it will be less than what was initially anticipated and will decelerate in 1999.
  One key factor behind this view is the fact that Asia's turmoil has now spread into the Western hemisphere. Latin America, in particular, poses the greatest risk to the U.S. growth outlook. Approximately 20% of all U.S. exports go to Latin America, and U.S. trade links with this region are tighter than those with Asia. Therefore, should growth in Latin America substantially weaken, the end result could be a negative one for the U.S. economy.
  Another key factor is the U.S. stock market's recent sharp sell-off. Even if, as we expect, the market rebounds, its heightened volatility is apt to dampen growth in consumer and capital spending. As of this writing, the Federal Reserve Board has cut short-term rates by a quarter of a point, to 5.25%. By year-end 1999, we expect that this target could fall between 4.50% and 5.00%. The prospect of this much Fed easing potentially means that the bond market rally has not yet run its course.

TCU MONEY MARKET PORTFOLIO

OBJECTIVE

  The objective of the TCU Money Market Portfolio ("MMP") is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1998, the MMP had an average annual total return of 5.67%, outperforming the IBC Financial Data All-Taxable Money Market Index total return of 5.16%. As of August 31, 1998, the Portfolio had a seven-day current yield of 5.52% and an effective yield of 5.67%./1/

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  During the third quarter, international turmoil caused the short-term yield curve to move from flat to inverted. An initial broad based flight to quality caused the prices of government securities to increase and interest rates to fall. During this time period, TCU maintained a neutral weighted average maturity of 35-45 days. Subsequent market expectations that the Fed would intervene caused the short term yield curve to invert further. In line with market expectations, the Federal Open Market Committee lowered the federal funds rate by 25 basis points at its September meeting in an attempt to stabilize financial markets and guard against recession. In anticipation of the Fed ease, TCU bought three- and six-month securities to extend the weighted average maturity of the Portfolio to a longer range of 45 to 50 days.

  Over the 12-month period ended August 31, 1998, some sector reallocations occurred:

  . We substantially increased the Portfolio's position in repurchase agreements; conversely, we substantially decreased the Portfolio's position in bankers acceptances & CDs. This shift occurred since term repurchase agreements offered relative value versus bankers' acceptances and CDs.

  . We moderately increased the Portfolio's positions in variable rate obligations--which offered relative value in the existing yield curve environment--and bank notes, and moderately decreased the Portfolio's position in time deposits.
---------------------
/1/ Please note that an investment in the Portfolio is not insured or guaranteed by the National Credit Union Share Insurance Fund, National Credit Union Administration or any other government agency. Although the Portfolio seeks to preserve the value of your investment of $1.00 per unit, it is possible to lose money by investing in the Portfolio.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1998*


                                  [PIE CHART]

             Medium Term Notes..............................  0.9%
             Repurchase Agreements.......................... 54.2%
             Bank Notes..................................... 16.6%
             Bankers' Acceptances & CDs..................... 10.8%
             Variable Rate Notes............................ 14.9%
             Time Deposits..................................  2.6%

* These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  As the international crisis intensifies and with no evidence to suggest that it will subside in the near future, we feel that the Fed will continue to lower interest rates over the next three to six months. We will be extremely cautious going forward as we carefully monitor both international and domestic developments. In an attempt to protect against further easing, we will continue to maintain the weighted average maturity of the Portfolio in the 45-50 day range by extending when the short-term yield curve is attractively priced in relation to our expectations of Fed movements.

TCU GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Government Securities Portfolio ("GSP") seeks a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Portfolio invests primarily in adjustable rate mortgage securities (ARMs) issued by the U.S. government, its agencies or instrumentalities. Of course, an investment in the Portfolio is neither insured nor guaranteed by the U.S. government. The GSP's maximum duration is equal to that of a two-year U.S. Treasury security, and its target duration is to be no shorter than that of a six-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. As of August 31, 1998, its actual duration was 0.74 years, nearly the same as the duration of a nine-month Treasury security at 0.75 years.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1998, the total return of the GSP was 5.60%, slightly underperforming the 5.86% total return for the nine-month Treasury average. (The nine-month Treasury return is calculated by averaging the returns of the six-month Treasury bill and the one-year Treasury bill.)
  The Portfolio's net asset value (NAV) fell during the review period, closing at $9.79, down $0.05 from its level a year earlier. As of August 31, 1998, the Portfolio's 30-day distribution rate was 5.87% and its SEC 30-day yield was 5.49%.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  Throughout the period under review, low interest rates and a persistently flat yield curve encouraged ARM prepayment activity as borrowers sought to lock in attractive long-term fixed-rate financing. As a result, spreads widened as investors demanded greater compensation for accepting the sector's heightened prepayment risk. In response, we gradually reduced the Portfolio's exposure to ARMs and CMOs as mortgages became less attractive over the course of the year.
  Portfolio holdings continued to be concentrated in securities with good cash flow stability; for example, less prepayment-sensitive seasoned ARMs, short-duration sequential and floating rate CMOs, and discount coupon 15-year and balloon pass-throughs. The Portfolio's cash balance was invested at the repo rate, which was attractive from a relative standpoint as Treasury rates fell.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1998*


                                  [PIE CHART]

             Repos/Cash Equivalents......................... 10.0%
             ARMs........................................... 66.9%
             Agency Debentures..............................  6.5%
             U.S. Treasuries................................ 12.0%
             Sequentials....................................  0.5%
             Floaters.......................................  0.8%
             Fixed Rate Mortgage Pass-Throughs..............  3.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  In light of the mortgage market's recent cheapening, we expect to increase our exposure to ARMs and CMOs. However, given recent volatility and continued uncertainty, we will do so opportunistically. More specifically, we intend to continue our focus on seasoned ARMs that were originated prior to 1993. Seasoned issues offer a greater degree of prepayment protection than those of new origination, in large part because seasoned borrowers are typically less responsive to potential refinancing opportunities and also have less economic incentive due to lower loan balances.

TCU MORTGAGE SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Mortgage Securities Portfolio ("MSP") seeks a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. Of course, an investment in the Portfolio is neither insured nor guaranteed by the U.S. government. The MSP invests in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a three-year U.S. Treasury security and a target duration equal to that of its benchmark, the two-year U.S. Treasury security. As of August 31, 1998, the Portfolio's actual duration was 1.74 years, in line with its benchmark.

PERFORMANCE REVIEW

  The Portfolio's total return for the 12 months ended August 31, 1998, was 8.10%, outperforming the 7.26% return for the two-year U.S. Treasury note. Much of the outperformance was attributable to the Portfolio's term structure, which benefited from the flattening of the yield curve during the period.
  As of August 31, 1998, the Portfolio's net asset value (NAV) was $9.90, up $0.15 from a year earlier. The Portfolio's 30-day distribution rate and 30-day SEC yield were 5.96% and 5.91%, respectively, as of the end of the period.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  Over the 12-month period under review, mortgages detracted from incremental performance. This was primarily due to an acceleration in the Treasury market rally that occurred in the final months of the period in response to a global flight to quality. With regard to specific issues, we emphasized structures with attractive convexity characteristics--for example, 15-year collateral in the pass-through subsector, and floaters, planned amortization classes (PACs) and sequentials in the collateralized mortgage obligation (CMO) subsector.
  With regard to the adjustable rate mortgage (ARM) market, both the flat yield curve and the absolute level of interest rates encouraged ARM prepayment activity as borrowers sought to lock in attractive fixed-rate financing. As a result, spreads widened as investors demanded greater compensation for accepting the sector's heightened prepayment risk. Throughout the period, we focused primarily on AAA- and AA-rated non-agency ARMs; these securities typically have limited cap risk due to their shorter average lives, and limited prepayment exposure due to their seasoning and lower dollar prices.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1998*

                                  [PIE CHART]

             TAC............................................  1.1%
             U.S. Treasuries................................ 13.2%
             Agency Debentures..............................  5.1%
             ARMs........................................... 15.3%
             Fixed Rate Mortgage Pass-Throughs.............. 10.6%
             Sequentials....................................  8.0%
             PACs........................................... 43.2%
             Floaters.......................................  2.3%
             Support........................................  1.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  At today's levels, we believe mortgages offer better value than they did a year ago. However, we believe volatility is likely to persist, at least in the near term. As a result, we intend to exercise caution in our security selection process.

TCU PORTFOLIO DISTRIBUTION POLICY

  As required by tax law, all mutual funds, including the three TCU Portfolios, must distribute substantially all of the taxable income they generate each year.
  For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the Portfolio were to realize any net long-term capital gains, they would be distributed at calendar year-end.
  For the TCU Government Securities Portfolio and the TCU Mortgage Securities Portfolio, the Portfolios pay monthly dividends based on the income each Portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU Portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at calendar year-end.

  We appreciate your confidence in the TCU Portfolios and we look forward to continuing to serve your investment needs in the future.

Goldman Sachs Money Market Portfolio Management Team
Goldman Sachs U.S. Fixed Income Investment Management Team

                            TRUST FOR CREDIT UNIONS
                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1998. Each of the two Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                        INITIAL
      PORTFOLIO        INVESTMENT                   COMPARE TO:
---------------------  ---------- ------------------------------------------------
Government Securities   $10,000   Lehman Brothers Mutual Fund Adjustable Rate
 ("GSP"):                         Mortgage Index ("Lehman ARM Index")(c); Lehman
                                  Brothers Mutual Fund Short (1-2) Government
                                  Index ("Lehman 1-2 Gov't Index"); 1-Year U.S.
                                  Treasury Bill ("1-year T-Bill"); 6-Month U.S.
                                  Treasury Bill ("6-month T-Bill").

Mortgage Securities     $10,000   Lehman ARM Index; Lehman Brothers Mutual Fund
 ("MSP"):                         Short (1-3) Government Index ("Lehman 1-3 Gov't
                                  Index"); 2-Year U.S. Treasury Note ("2-year T-
                                  Note").

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                        Government Securities Portfolio
                        -------------------------------
                               Lehman ARM   Lehman 1-2      1-year     6-Month
                       GSP     (Index (c))  Gov't Index    T-Bill (q)   T-Bill
                       ---      ---------   -----------    ---------    ------
August 1, 1991(b)    $10,000      N/A*        $10,000       $10,000     $10,000
August 31, 1991      $10,057      N/A*        $10,125       $10,083     $10,060
January 1, 1992                 $10,313
August 31, 1992      $10,730    $10,818       $11,061       $10,776     $10,617
August 31, 1993      $11,166    $11,496       $11,610       $11,187     $10,985
August 31, 1994      $11,427    $11,587       $11,878       $11,485     $11,369
August 31, 1995      $12,092    $12,540       $12,713       $12,228     $12,054
August 31, 1996      $12,851    $13,348       $13,393       $12,890     $12,706
August 31, 1997      $13,763    $14,411       $14,298       $13,712     $13,424
August 31, 1998      $14,533    $15,351       $15,277       $14,543     $14,183

                         Mortgage Securities Portfolio
                         -----------------------------
                                   Lehman       Lehman 1-3
                        MSP       ARM Index    Gov't Index     2-year T-Bill
                        ---       ---------    -----------     -------------
November 1, 1992(b)   $10,000      $10,000        $10,000         $10,000
August 31, 1993       $10,651      $10,657        $10,522         $10,527
August 31, 1994       $10,757      $10,741        $10,701         $10,681
August 31, 1995       $11,640      $11,625        $11,494         $11,488
August 31, 1996       $12,301      $12,373        $12,095         $12,047
August 31, 1997       $13,272      $13,359        $12,945         $12,885
August 31, 1998       $14,347      $14,231        $13,891         $13,820

(a) The Government Securities and Mortgage Securities Portfolios commenced operations July 10, 1991 and October 9, 1992, respectively.
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.
(c) The calculation of the Lehman ARM Index was initiated for the month ended January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities Portfolio's investment at such date.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Unitholders and Trustees of
 Trust for Credit Unions:

  We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, and the Mortgage Securities Portfolio), including the statements of investments as of August 31, 1998, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 9, 1998

                            TRUST FOR CREDIT UNIONS

                                ---------------

                             MONEY MARKET PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

 PRINCIPAL              INTEREST                         MATURITY                         AMORTIZED
  AMOUNT                  RATE                             DATE                             COST
 ---------              --------                         --------                         ---------
                            BANK NOTES (16.6%)
 BankBoston, N.A.
 $ 20,000                 5.58%                          10/08/98                         $ 20,000
    5,000                 5.76                           03/31/99                            5,000
    5,000                 5.74                           04/15/99                            4,999
 FCC National Bank
    5,000                 5.65                           03/03/99                            4,999
 First Union National Bank
   13,000                 5.56                           09/21/98                           13,000
   20,000                 5.57                           10/20/98                           20,000
 Greenwood Trust Co.
   15,000                 5.60                           09/09/98                           15,000
   20,000                 5.60                           09/23/98                           20,000
   10,000                 5.59                           11/23/98                           10,000
 Huntington National Bank
    3,000                 5.82                           11/13/98                            3,000
 NationsBank, N.A.
   15,000                 5.58                           10/26/98                           15,000
 PNC Bank, N.A.
   10,000                 5.71                           04/26/99                            9,996
 Wachovia Bank, N.A.
   20,000                 5.57                           09/01/98                           20,000
                                                                                          --------
    Total Bank Notes................................                                      $160,994
                                                                                          --------
                       BANKERS' ACCEPTANCE(a) (0.5%)
 Key Bank National Association
 $  5,000                 5.49%                          09/21/98                         $  4,985
                                                                                          --------
                      CERTIFICATES OF DEPOSIT (10.3%)
 Bank of America National Trust and Savings
  Association
 $  5,000                 5.63%                          02/26/99                         $  4,998
 Bankers Trust Co.
   10,000                 5.72                           03/30/99                            9,998
 Crestar Bank
   25,000                 5.58                           10/07/98                           25,000

 PRINCIPAL              INTEREST                         MATURITY                         AMORTIZED
  AMOUNT                  RATE                             DATE                             COST
 ---------              --------                         --------                         ---------
                   CERTIFICATES OF DEPOSIT--(CONTINUED)
 Mellon Bank, N.A.
 $ 20,000                 5.57%                          10/05/98                         $ 20,000
 NationsBank, N.A.
   15,000                 5.57                           09/01/98                           15,000
 Northern Trust Co.
   25,000                 5.56                           09/09/98                           25,000
                                                                                          --------
    Total Certificates of Deposit...................                                      $ 99,996
                                                                                          --------
                         MEDIUM TERM NOTES (0.9%)
 Bank of New York
 $  4,000                 5.57%                          03/17/99                         $  3,998
 BankBoston, N.A.
    5,000                 6.67                           04/09/99                            5,028
                                                                                          --------
    Total Medium Term Notes.........................                                      $  9,026
                                                                                          --------
                            TIME DEPOSIT (2.6%)
 American Express Centurion Bank
 $ 25,000                 5.56%                          09/08/98                         $ 25,000
                                                                                          --------
                   VARIABLE RATE DEMAND NOTES(b) (14.9%)
 Bank One
 $  5,000                 5.67%                          09/21/98                         $  5,000
 Comerica Bank
   10,000                 5.55                           09/11/98                           10,000
   10,000                 5.55                           06/10/99                            9,995
   10,000                 5.52                           07/19/99                            9,995
 First Tennessee Bank, N.A.
    5,000                 5.57                           04/23/99                            4,998
   15,000                 5.55                           06/09/99                           14,993
 First USA Bank
    5,000                 5.99                           02/01/99                            5,007
 Key Bank National Association
   15,000                 5.56                           02/22/99                           14,996

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      MONEY MARKET PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

 PRINCIPAL             INTEREST                       MATURITY                       AMORTIZED
  AMOUNT                 RATE                           DATE                           COST
 ---------             --------                       --------                       ---------
               VARIABLE RATE DEMAND NOTES(b)--(CONTINUED)
 PNC Bank, N.A.
 $ 15,000                5.54%                        07/01/99                       $ 14,991
   10,000                5.52                         07/27/99                          9,993
 Southtrust Bank, N.A.
    5,000                5.57                         04/21/99                          4,998
   10,000                5.55                         09/08/99                         10,000
 US Bank, N.A.
   10,000                5.66                         03/17/99                         10,003
    5,000                5.53                         06/16/99                          4,998
   15,000                5.58                         08/31/99                         14,997
                                                                                     --------
    Total Variable Rate Demand Notes..............                                   $144,964
                                                                                     --------
                     REPURCHASE AGREEMENTS (54.1%)
 Goldman Sachs & Co., dated 8/21/98,
  repurchase price $101,390 (FHLMC:
  $38,496, 6.116-7.000%, 7/1/08-2/1/28)
  (FNMA: $63,504, 6.500%, 10/1/24)
 $100,000                5.56%                        11/19/98                       $100,000
 Joint Account I
  126,800                5.82                         09/01/98                        126,800
 Joint Account II
  175,000                5.85                         09/01/98                        175,000
 JP Morgan, Inc., dated 6/9/98,
  repurchase price $76,056 (GNMA:
  $76,794, 8.50-9.00%, 10/15/16-1/15/28)
   75,000                5.57                         09/08/98                         75,000
 JP Morgan, Inc., dated 7/14/98,
  repurchase price $50,703 (GNMA:
  $51,065, 8.50-9.00%, 11/15/19-11/15/27)
   50,000                5.56                         10/13/98                         50,000
                                                                                     --------
    Total Repurchase Agreements...................                                   $526,800
                                                                                     --------
    Total Investments.............................                                   $971,765(c)
                                                                                     ========

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for this security represents the yield to maturity.
(b) Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 1998.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                        GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                    MORTGAGE BACKED OBLIGATIONS (71.3%)
Adjustable Rate Federal Home Loan Mortgage Corp.
 (FHLMC)(a) (21.3%)
 $ 1,345                  7.13%                            08/01/17                           $  1,381
     968                  7.54                             04/01/18                                999
   5,801                  7.54                             05/01/18                              5,949
   2,070                  7.34                             07/01/18                              2,128
   4,359                  8.16                             11/01/18                              4,534
  15,367                  7.56                             11/01/19                             15,926
   5,842                  7.36                             11/01/21                              6,012
   3,757                  7.36                             02/01/22                              3,847
  19,649                  7.65                             02/01/22                             20,503
  16,982                  7.70                             04/01/22                             17,594
   2,999                  6.95                             11/01/22                              3,019
   1,543                  7.22                             11/01/22                              1,573
   9,052                  7.53                             11/01/22                              9,360
   7,297                  7.67                             06/01/24                              7,567
   4,943                  8.13                             10/01/25                              5,141
   2,313                  7.21                             02/01/28                              2,360
   3,984                  7.21                             04/01/28                              4,068
  10,082                  6.17                             06/01/29                             10,139
   1,930                  7.15                             07/01/29                              1,983
   9,997                  6.17                             01/01/30                             10,053
   5,473                  7.35                             05/01/31                              5,664
                                                                                              --------
   Total Adjustable Rate FHLMC.......................                                         $139,800
                                                                                              --------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a) (33.8%)
 $ 2,847                  6.86%                            10/01/13                           $  2,905
   2,672                  6.59                             03/01/17                              2,720
   1,593                  7.49                             11/01/17                              1,629
  11,646                  7.27                             12/01/17                             11,958
   1,158                  7.04                             06/01/18                              1,182
   3,659                  7.10                             08/01/18                              3,748
   3,082                  7.50                             09/01/18                              3,163
   5,967                  7.59                             09/01/18                              6,246
   1,083                  7.29                             11/01/18                              1,108

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate FNMA--(Continued)
 $ 1,851                  7.25%                            05/01/19                           $  1,894
  17,435                  7.22                             06/01/19                             17,846
   1,713                  7.20                             07/01/19                              1,769
   5,666                  7.00                             12/01/19                              5,685
   3,255                  7.64                             03/01/20                              3,365
   1,193                  7.43                             05/01/20                              1,220
  10,265                  6.43                             12/25/20                             10,307
  26,541                  7.60                             01/01/21                             27,619
  12,369                  7.24                             04/01/21                             12,740
  25,469                  7.44                             09/01/21                             26,283
   1,485                  7.09                             10/01/21                              1,507
   3,338                  7.61                             11/01/21                              3,473
   1,739                  7.51                             02/01/22                              1,790
  27,090                  7.51                             09/01/22                             28,056
  14,398                  7.44                             09/01/25                             14,817
   1,819                  7.09                             10/01/25                              1,880
   6,757                  6.15                             11/01/26                              6,795
   3,769                  7.18                             07/01/27                              3,895
   2,860                  7.20                             10/01/27                              2,945
  12,551                  6.15                             02/01/31                             12,621
                                                                                              --------
   Total Adjustable Rate FNMA........................                                         $221,166
                                                                                              --------
Adjustable Rate Government National Mortgage Association (GNMA)(a) (11.6%)
 $ 9,906                  6.88%                            04/20/22                           $ 10,177
  10,955                  6.88                             04/20/22                             11,176
  11,028                  7.00                             10/20/22                             11,223
   6,617                  6.88                             02/20/23                              6,739
   7,689                  6.88                             04/20/23                              7,838
   4,385                  7.00                             12/20/23                              4,459
   9,000                  5.50                             09/20/27                              9,166
  14,866                  5.50                             05/20/28                             14,935
                                                                                              --------
   Total Adjustable Rate GNMA........................                                         $ 75,713
                                                                                              --------

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Fixed Rate FHLMC (1.0%)
 $ 6,749                  7.00%                            01/01/00                           $  6,842
                                                                                              --------
Fixed Rate FNMA (1.3%)
 $ 8,487                  6.00%                            06/01/04                           $  8,497
                                                                                              --------
Fixed Rate GNMA (1.0%)
 $ 5,829                  9.00%                            12/15/17                           $  6,254
                                                                                              --------
             Collateralized Mortgage Obligations (CMOs)(1.3%)
Regular Floater CMOs(a) (0.7%)
FHLMC REMIC Trust 1009, Class D
 $ 1,701                  6.29%                            10/15/20                           $  1,715
FHLMC REMIC Trust 1698, Class FA
   2,966                  6.49                             03/15/09                              3,095
                                                                                              --------
   Total Regular Floater CMOs........................                                         $  4,810
                                                                                              --------
Sequential Fixed Rate CMOs (0.6%)
FNMA REMIC Trust 1990-24, Class E
 $ 2,034                  9.00%                            03/25/20                           $  2,103
FNMA REMIC Trust G92-43, Class D
   1,505                  7.50                             01/25/03                              1,503
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $  3,606
                                                                                              --------
   Total CMOs........................................                                         $  8,416
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $468,679)........................................                                         $466,688
                                                                                              --------
                         AGENCY DEBENTURES (6.4%)
Federal Home Loan Bank
 $ 7,000                  5.76%                            03/23/01                           $  7,061
Federal National Mortgage Association
   4,000                  5.44                             01/29/01                              3,992
  20,700                  5.63                             03/15/01                             20,907

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                      AGENCY DEBENTURES--(CONTINUED)
Sri Lanka Aid(a)
 $10,000                  5.99%                            11/01/24                           $ 10,062
                                                                                              --------
   Total Agency Debentures
    (cost $41,686)...................................                                         $ 42,022
                                                                                              --------
                     U.S. TREASURY OBLIGATIONS (12.0%)
U.S. Treasury Notes
 $ 4,300                  6.00%                            08/15/99                           $  4,334
  73,100                  5.63                             11/30/00                             74,093
                                                                                              --------
   Total U.S. Treasury Obligations (cost $77,701)....                                         $ 78,427
                                                                                              --------
                       REPURCHASE AGREEMENT (12.6%)
Joint Account II(b)
 $82,300                  5.85%                            09/01/98                           $ 82,300
                                                                                              --------
   Total Repurchase Agreement (cost $82,300).........                                         $ 82,300
                                                                                              --------
   Total Investments
    (cost $670,366(c))...............................                                         $669,437
                                                                                              ========
-------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost.......................................                                         $  1,838
 Gross unrealized loss for investments in which cost
  exceeds value......................................                                           (2,771)
                                                                                              --------
 Net unrealized loss ................................                                         $   (933)
                                                                                              ========
-------------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 1998.
(b) A portion of this security is being segregated as collateral for an extended settlement security.
(c) The aggregate cost for federal income tax purposes is $670,370.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         MORTGAGE SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                   MORTGAGE BACKED OBLIGATIONS (81.4%)
Adjustable Rate Federal National Mortgage Association (FNMA)(a) (4.2%)
 $17,694                  7.60%                            01/01/21                           $18,413
                                                                                              -------
FHLMC Gold 15-yr Fixed (4.2%)
 $ 1,126                  6.50%                            04/01/13                           $ 1,140
   1,970                  6.50                             04/01/13                             1,995
   1,974                  6.50                             04/01/13                             2,000
   1,963                  6.50                             05/01/13                             1,988
     949                  6.50                             05/01/13                               961
     998                  6.50                             06/01/13                             1,011
   1,004                  6.50                             07/01/13                             1,017
   4,006                  6.50                             07/01/13                             4,057
   1,490                  6.50                             07/01/13                             1,509
   3,018                  6.50                             07/01/13                             3,056
                                                                                              -------
   Total FHLMC Gold 15-yr Fixed......................                                         $18,734
                                                                                              -------
FHLMC Gold 30-yr Fixed (1.1%)
 $ 3,438                  8.50%                            05/01/28                           $ 3,586
   1,297                  8.50                             05/01/28                             1,353
                                                                                              -------
   Total FHLMC Gold 30-yr Fixed......................                                         $ 4,939
                                                                                              -------
Fixed Rate Federal National Mortgage Association (FNMA) (1.5%)
 $ 2,254                  6.00%                            09/01/07                           $ 2,256
   1,108                  6.00                             10/01/08                             1,111
   2,440                  6.00                             06/01/09                             2,446
     977                  6.00                             11/01/09                               979
                                                                                              -------
   Total Fixed Rate FNMA.............................                                         $ 6,792
                                                                                              -------
Fixed Rate Government National Mortgage Association (GNMA) (3.7%)
 $    15                  8.50%                            07/15/09                           $    16
      20                  8.50                             07/15/09                                21
      21                  8.50                             09/15/09                                22
      18                  8.50                             12/15/09                                19

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Fixed Rate GNMA--(Continued)
 $  245                   8.50%                            01/15/10                           $   257
    368                   8.50                             01/15/10                               386
    444                   8.50                             01/15/10                               465
    281                   8.50                             02/15/10                               295
    283                   8.50                             02/15/10                               297
    221                   8.50                             02/15/10                               231
    236                   8.50                             02/15/10                               247
     88                   8.50                             02/15/10                                92
     54                   8.50                             03/15/10                                57
    726                   8.50                             03/15/10                               762
    369                   8.50                             04/15/10                               388
     41                   8.50                             04/15/10                                43
    150                   8.50                             05/15/10                               157
     15                   8.50                             05/15/10                                16
    190                   8.50                             05/15/10                               200
    343                   8.50                             06/15/10                               360
    525                   8.50                             06/15/10                               552
    178                   8.50                             06/15/10                               187
    339                   8.50                             06/15/10                               355
    224                   8.50                             07/15/10                               235
    275                   8.50                             08/15/10                               289
    244                   8.50                             10/15/10                               256
  1,001                   8.50                             11/15/10                             1,051
    633                   8.50                             12/15/10                               665
    628                   8.50                             12/15/10                               660
    802                   8.50                             09/15/11                               835
    755                   8.50                             10/15/11                               786
    799                   8.50                             03/15/12                               841
    936                   8.50                             07/15/12                               974
  3,886                   9.00                             12/15/17                             4,169
                                                                                              -------
   Total Fixed Rate GNMA.............................                                         $16,186
                                                                                              -------

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
               Collateralized Mortgage Obligations (66.7%)
Adjustable Rate CMOs(a) (10.9%)
Citicorp Mortgage Securities, Inc. Series 1992-17, Class A
 $ 4,531                  5.20%                            10/25/22                           $ 4,672
CMC Securities Corp. II Series 1993-I, Class A2
   1,872                  6.88                             09/25/23                             1,874
Imperial Savings Association Series 1988-3, Class A
   1,280                  7.42                             01/25/18                             1,275
Independent National Mortgage Corp. Series 1994-W, Class A1
   1,295                  8.03                             12/25/24                             1,304
Merrill Lynch Mortgage Investors, Inc. Series 1994-I, Class A1
   3,234                  8.01                             01/25/05                             3,346
Prudential Home Mortgage Series 1992-8, Class A1
     562                  8.03                             04/25/22                               562
Resolution Trust Corp. Series 1992-04, Class B2
   4,500                  7.56                             07/25/28                             4,530
Resolution Trust Corp. Series 1992-11, Class B2
  10,201                  7.26                             10/25/24                            10,123
Resolution Trust Corp. Series 1994-1, Class M3
   4,829                  7.96                             09/25/29                             4,930
Resolution Trust Corp. Series 1995-1, Class A3
   6,842                  7.17                             10/25/28                             6,936
Resolution Trust Corp. Series 1995-1, Class M3
   2,027                  7.23                             10/25/28                             2,048
Ryland Mortgage Securities Corp. Series 1989-FN1,
 Class A
     732                  7.49                             11/01/18                               735
Ryland Mortgage Securities Corp. Series 1991-B1, Class 1
     828                  7.29                             03/25/20                               828
Ryland Mortgage Securities Corp. Series 1992-3, Class A2
     219                  7.35                             06/25/20                               219

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate CMOs--(Continued)
Salomon Brothers Mortgage Securities Series 1990-3A, Class 1
 $  937                   6.76%                            11/25/20                           $   935
Salomon Brothers Mortgage Securities Series 1994-20, Class A
  3,104                   8.19                             08/01/24                             3,147
Saxon Mortgage Securities Corp. Series 1994-11, Class A
    936                   8.03                             12/25/24                               947
                                                                                              -------
   Total Adjustable Rate CMOs........................                                         $48,411
                                                                                              -------
Planned Amortization Class (PAC) CMOs (43.3%)
Chemical Mortgage Securities, Inc. Series 1994-1, Class A1
 $4,051                   6.25%                            01/25/09                           $ 4,069
CMC Securities Corp. IV Series 1997-2, Class IA13
  1,238                   6.60                             11/25/27                             1,246
Countrywide Funding Corp. Series 1993-9, Class A3
  3,000                   6.50                             01/25/09                             3,061
Countrywide Funding Corp. Series 1993-11, Class A9
 10,750                   6.25                             02/25/09                            11,032
Countrywide Funding Corp. Series 1994-13, Class A4
 10,097                   6.50                             06/25/09                            10,147
Countrywide Home Loans Series 1998-11, Class A10
 13,172                   6.25                             08/25/28                            13,300
Countrywide Mortgage Backed Securities, Inc. Series 1994-I, Class A4
  7,215                   6.25                             07/25/09                             7,213
FHLMC Series 15, Class H
  5,000                   6.50                             06/25/19                             5,116
FHLMC Series 1556, Class G
  5,000                   6.35                             10/15/10                             5,114
FHLMC Series 1645, Class ZA
    723                   5.50                             04/15/05                               722

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Planned Amortization Class (PAC) CMOs--(Continued)
FHLMC Series 1985, Class PC
 $18,000                  6.35%                            05/17/18                           $ 18,428
FHLMC Series 1987, Class L
  10,000                  6.20                             08/25/22                             10,202
FHLMC Series 2055, Class OD
  15,000                  6.00                             01/15/12                             15,260
FNMA REMIC Trust 1997-84, Class PA
  14,000                  5.90                             11/25/21                             14,114
FNMA REMIC Trust 1997-84, Class PB
   7,000                  5.50                             01/25/08                              6,948
FNMA REMIC Trust X-188B, Class ZA
   6,597                  5.75                             09/25/10                              6,580
GE Capital Mortgage Services, Inc.
 Series 1994-07, Class A6
   1,194                  5.50                             02/25/09                              1,189
GE Capital Mortgage Services, Inc.
 Series 1994-13, Class A1
   1,674                  6.50                             04/25/24                              1,682
GE Capital Mortgage Services, Inc.
 Series 1994-15, Class A8
   5,362                  6.00                             04/25/09                              5,341
GE Capital Mortgage Services, Inc.
 Series 1997-8, Class A13
  13,722                  7.25                             10/25/27                             14,006
Housing Securities, Inc. Series 1993-E, Class E8
   3,405                 10.00                             02/25/08                              3,533
Norwest Asset Securities Corp.
 Series 1998-17, Class A2
  17,053                  6.25                             08/25/28                             17,206
Paine Webber Mortgage Acceptance Corp. Series 1993-6,
 Class A3
   6,213                  6.90                             08/25/08                              6,290

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Planned Amortization Class (PAC) CMOs--(Continued)
PNC Mortgage Securities Corp.
 Series 1998-2, Class 5A2
 $ 5,108                  6.63%                            03/25/28                           $  5,179
Prudential Home Mortgage Securities Series 1993-54,
 Class A4
   4,436                  6.50                             01/25/24                              4,471
                                                                                              --------
   Total PAC CMOs....................................                                         $191,449
                                                                                              --------
Regular Floater CMOs(a) (2.3%)
CMC Securities Corp. III Series 1994-A, Class A17
 $ 4,867                  6.84%                            02/25/24                           $  5,002
Countrywide Funding Corp. Series 1993-10, Class A9
   4,931                  6.69                             01/25/24                              5,153
                                                                                              --------
   Total Regular Floater CMOs........................                                         $ 10,155
                                                                                              --------
Sequential Fixed Rate CMOs (7.9%)
Bear Stearns Secured Investors Trust Series 1987-2,
 Class D
 $ 1,518                  9.95%                            10/20/18                           $  1,582
CMC Securities Corp. Series 1993-C, Class C3
   2,256                  9.55                             04/25/08                              2,324
Collateralized Mortgage Obligation Trust Series 64,
 Class Z
   9,083                  9.00                             11/20/20                              9,711
FHLMC Series 1293, Class Z
   2,499                  7.50                             07/15/99                              2,525
FNMA REMIC Trust Series 1988-12, Class A
   2,675                 10.00                             02/25/18                              2,959

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1998
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Sequential Fixed Rate CMOs--(Continued)
FNMA REMIC Trust Series 1989-59, Class H
 $ 1,586                  7.75%                            10/25/18                           $  1,585
Norwest Asset Securities Corp.
 Series 1997-5, Class A5
   8,025                  7.00                             04/25/12                              8,274
Salomon Brothers Mortgage Securities Series 1984-2,
 Class Z
   5,633                 10.00                             12/01/14                              5,885
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $ 34,845
                                                                                              --------
Support CMO (1.2%)
Countrywide Mortgage Backed Securities, Inc. Series
 1993-A, Class A9
 $ 5,379                  6.50%                            10/25/08                           $  5,408
                                                                                              --------
Targeted Amortization Class (TAC) CMO (1.1%)
Paine Webber Mortgage Acceptance Corp. Series 1994-6,
 Class A7
 $ 5,000                  6.00%                            04/25/09                           $  5,038
                                                                                              --------
   Total CMOs........................................                                         $295,306
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $357,441)........................................                                         $360,370
                                                                                              --------
                            AGENCY DEBENTURES (5.0%)
Federal Home Loan Bank
 $ 5,500                  5.76%                            03/23/01                           $  5,548
Federal National Mortgage Association
  16,300                  5.63                             03/15/01                             16,463
                                                                                              --------
   Total Agency Debentures
    (cost $21,781)...................................                                         $ 22,011
                                                                                              --------

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                     U.S. TREASURY OBLIGATIONS (13.3%)
U.S. Treasury Notes
 $14,400                  5.63%                            11/30/00                           $ 14,596
  19,100                  6.63                             07/31/01                             19,918
U.S. Treasury Principal Only Stripped Securities(b)
  33,310                  5.12                             11/15/04                             24,342
                                                                                              --------
   Total U.S. Treasury Obligations (cost $57,912)....                                         $ 58,856
                                                                                              --------
                        REPURCHASE AGREEMENT (2.5%)
Joint Account II
 $11,200                  5.85%                            09/01/98                           $ 11,200
                                                                                              --------
   Total Repurchase Agreement (cost $11,200).........                                         $ 11,200
                                                                                              --------
   Total Investments
    (cost $448,334(c))...............................                                         $452,437
                                                                                              ========
-------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost.......................................                                         $  4,971
 Gross unrealized loss for investments in which cost
  exceeds value......................................                                             (868)
                                                                                              --------
 Net unrealized gain.................................                                         $  4,103
                                                                                              ========
-------------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1998.
(b) The interest rate disclosed for the security represents effective yield to maturity.
(c) The amount stated also represents aggregate cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

                                           MONEY      GOVERNMENT     MORTGAGE
                                           MARKET     SECURITIES    SECURITIES
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ------------ ------------  ------------
ASSETS
Investment in securities, at value
 (identified cost $971,765,293,
 $670,366,424, $448,334,331,
 respectively)........................  $971,765,293 $669,436,734  $452,437,485
Cash..................................        48,831       64,945        80,003
Receivables:
 Investment securities sold...........            --    3,919,272    12,332,624
 Interest.............................     5,925,075    5,563,220     2,946,420
Other assets..........................         5,971       40,069           935
                                        ------------ ------------  ------------
    Total assets......................   977,745,170  679,024,240   467,797,467
                                        ------------ ------------  ------------
LIABILITIES
Payables:
 Investment securities purchased......            --   20,607,533    23,228,144
 Fund units repurchased...............            --    1,000,000       148,500
 Dividends............................     4,782,326    2,539,024     1,726,579
 Advisory fees........................        52,106      111,427        75,022
 Administration fees..................        17,368       55,714        18,755
Accrued expenses and other
 liabilities..........................        36,594       58,000        50,671
                                        ------------ ------------  ------------
    Total liabilities.................     4,888,394   24,371,698    25,247,671
                                        ------------ ------------  ------------
NET ASSETS
Paid-in capital.......................   972,856,776  675,112,823   446,672,853
Accumulated distributions in excess of
 net investment income................            --   (1,343,152)     (608,717)
Accumulated net realized loss on
 investment transactions..............            --  (18,187,439)   (7,617,494)
Net unrealized gain (loss) on
 investments..........................            --     (929,690)    4,103,154
                                        ------------ ------------  ------------
    Net assets........................  $972,856,776 $654,652,542  $442,549,796
                                        ============ ============  ============
Net asset value & public offering
 price per unit (net assets/units
 outstanding).........................         $1.00        $9.79         $9.90
                                        ============ ============  ============
UNITS OUTSTANDING
Total units outstanding, $0.001 par
 value (unlimited number of
 units authorized)....................   972,856,776   66,893,980    44,704,857
                                        ============ ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

                                             MONEY     GOVERNMENT    MORTGAGE
                                            MARKET     SECURITIES   SECURITIES
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
                                          -----------  -----------  -----------
   INVESTMENT INCOME:
    Interest Income.....................  $44,828,905  $36,483,752  $26,294,156
                                          -----------  -----------  -----------
   EXPENSES:
    Advisory fees.......................    1,343,962    1,181,065      779,686
    Administration fees.................      795,974      590,533      194,922
    Custodian fees......................      115,141      108,656       83,374
    Professional fees...................       52,441       69,574       58,664
    Trustees' fees......................       25,799       25,701       16,299
    Other expenses......................       40,784       54,438       51,489
                                          -----------  -----------  -----------
    Total expenses......................    2,374,101    2,029,967    1,184,434
   Less--Fee waivers....................   (1,503,156)          --           --
                                          -----------  -----------  -----------
    Net expenses........................      870,945    2,029,967    1,184,434
                                          -----------  -----------  -----------
   NET INVESTMENT INCOME................   43,957,960   34,453,785   25,109,722
   NET REALIZED GAIN ON INVESTMENT
    TRANSACTIONS........................           --      276,048    2,639,413
   NET CHANGE IN UNREALIZED GAIN (LOSS)
    ON INVESTMENTS......................           --   (2,665,524)   2,780,412
                                          -----------  -----------  -----------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $43,957,960  $32,064,309  $30,529,547
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1998

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    43,957,960  $ 34,453,785  $ 25,109,722
 Net realized gain from
  investment transactions........               --       276,048     2,639,413
 Net change in unrealized gain
  (loss) on investments..........               --    (2,665,524)    2,780,412
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from operations......       43,957,960    32,064,309    30,529,547
                                   ---------------  ------------  ------------
DISTRIBUTIONS TO UNITHOLDERS:
 From net investment income......      (43,957,960)  (34,453,785)  (24,417,759)
 In excess of net investment
  income.........................               --      (762,530)           --
                                   ---------------  ------------  ------------
 Total distributions to
  Unitholders....................      (43,957,960)  (35,216,315)  (24,417,759)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sales of units....    7,453,527,751   286,851,659   123,443,287
 Reinvestment of dividends and
  distributions..................       20,341,734     8,074,557     5,950,306
 Cost of units repurchased.......   (6,942,217,385) (201,763,429)  (43,270,804)
                                   ---------------  ------------  ------------
 Net increase in net assets re-
  sulting from unit transactions.      531,652,100    93,162,787    86,122,789
                                   ---------------  ------------  ------------
 Total Increase..................      531,652,100    90,010,781    92,234,577
NET ASSETS:
 Beginning of year...............      441,204,676   564,641,761   350,315,219
                                   ---------------  ------------  ------------
 End of year.....................  $   972,856,776  $654,652,542  $442,549,796
                                   ===============  ============  ============
ACCUMULATED DISTRIBUTIONS IN EX-
 CESS OF NET INVESTMENT INCOME...  $            --  $ (1,343,152) $   (608,717)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    7,453,527,751    29,195,793    12,565,758
 Reinvestment of dividends and
  distributions..................       20,341,734       822,455       605,881
 Units repurchased...............   (6,942,217,385)  (20,521,732)   (4,391,995)
                                   ---------------  ------------  ------------
 Increase in units outstanding...      531,652,100     9,496,516     8,779,644
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    22,889,935  $ 32,571,231  $ 21,988,908
 Net realized gain (loss) on
  investment transactions........               --    (1,471,081)      901,649
 Net change in unrealized gain on
  investments....................               --     5,778,256     2,440,462
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from operations......       22,889,935    36,878,406    25,331,019
                                   ---------------  ------------  ------------
DISTRIBUTION TO UNITHOLDERS:
 From net investment income......      (22,889,935)  (32,571,231)  (21,988,908)
 In excess of net investment
  income.........................               --      (184,815)      (35,416)
                                   ---------------  ------------  ------------
 Total distributions to
  unitholders....................      (22,889,935)  (32,756,046)  (22,024,324)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sales of units....    4,961,231,607   107,339,190    39,341,948
 Reinvestment of dividends and
  distributions..................       11,661,004     6,072,657     4,572,906
 Cost of units repurchased.......   (4,958,397,761)  (88,594,881)  (29,452,760)
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from unit
  transactions...................       14,494,850    24,816,966    14,462,094
                                   ---------------  ------------  ------------
 Total Increase..................       14,494,850    28,939,326    17,768,789
NET ASSETS:
 Beginning of year...............      426,709,826   535,702,435   332,546,430
                                   ---------------  ------------  ------------
 End of year.....................  $   441,204,676  $564,641,761  $350,315,219
                                   ===============  ============  ============
ACCUMULATED UNDISTRIBUTED
 (DISTRIBUTIONS IN EXCESS OF) NET
 INVESTMENT INCOME...............  $            --  $   (580,622) $ (1,300,680)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    4,961,231,607    10,921,160     4,039,134
 Reinvestment of dividends and
  distributions..................       11,661,004       618,333       469,421
 Units repurchased...............   (4,958,397,761)   (9,016,857)   (3,026,928)
                                   ---------------  ------------  ------------
 Increase in units outstanding...       14,494,850     2,522,636     1,481,627
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM               DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS(b)          UNITHOLDERS
                               -------------------------  ----------------------------
                                                                                                                  RATIO OF
                                                                                                                    NET
                                                                                FROM                     RATIO OF INVEST-
                        NET                                            IN       NET      NET               NET      MENT
                       ASSET                    NET         FROM     EXCESS    REAL-    ASSET            EXPENSES  INCOME
                      VALUE AT     NET        REALIZED      NET      OF NET     IZED    VALUE               TO       TO
                       BEGIN-    INVEST-      GAIN ON     INVEST-   INVEST-   GAIN ON     AT             AVERAGE  AVERAGE
                      NING OF     MENT        INVEST-       MENT      MENT    INVEST-   END OF   TOTAL     NET      NET
                       PERIOD    INCOME        MENTS       INCOME    INCOME    MENTS    PERIOD RETURN(a)  ASSETS   ASSETS
                      -------- ------------ ------------  --------  --------  --------  ------ --------- -------- --------
Year ended:8/31/98..   $1.00        $0.0552 $         --  $(0.0552) $     --  $     --  $1.00    5.67%     0.11%    5.52%
    8/31/97.........    1.00         0.0530           --   (0.0530)       --        --   1.00    5.43      0.18     5.31
    8/31/96.........    1.00         0.0539           --   (0.0539)       --        --   1.00    5.51      0.19     5.37
    8/31/95.........    1.00         0.0555           --   (0.0553)       --        --   1.00    5.56      0.20     5.55
    8/31/94.........    1.00         0.0329       0.0002   (0.0342)  (0.0001)  (0.0002)  1.00    3.50      0.25     3.29
                                RATIO INFORMATION
                               ASSUMING NO WAIVER
                               OF FEES OR EXPENSE
                                 REIMBURSEMENTS
                               -------------------
                                         RATIO OF
                                           NET
                        NET    RATIO OF INVESTMENT
                       ASSETS  EXPENSES   INCOME
                       AT END     TO        TO
                         OF    AVERAGE   AVERAGE
                       PERIOD    NET       NET
                      (000'S)   ASSETS    ASSETS
                      -------- -------- ----------
Year ended:8/31/98..  $972,857   0.30%     5.33%
    8/31/97.........   441,205   0.33      5.16
    8/31/96.........   426,710   0.31      5.25
    8/31/95.........   382,096   0.33      5.42
    8/31/94.........   216,989   0.34      3.20

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Calculated based on average shares outstanding methodology.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                  INCOME FROM          DISTRIBUTIONS TO
                                             INVESTMENT OPERATIONS        UNITHOLDERS
                                             -----------------------   ------------------
                                                                                                                     RATIO OF
                                                                                                                       NET
                                                            NET                                             RATIO OF INVEST-
                                      NET                 REALIZED                  IN      NET               NET      MENT
                                     ASSET                  AND          FROM     EXCESS   ASSET            EXPENSES  INCOME
                                    VALUE AT   NET       UNREALIZED      NET      OF NET   VALUE               TO       TO
                                     BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-     AT             AVERAGE  AVERAGE
                                    NING OF    MENT      ON INVEST-      MENT      MENT    END OF   TOTAL     NET      NET
                                     PERIOD   INCOME      MENTS(a)      INCOME    INCOME   PERIOD RETURN(b)  ASSETS   ASSETS
                                    -------- ---------- ------------   --------  --------  ------ --------- -------- --------
Year ended:
    8/31/98.........                 $9.84   $   0.5764  $   (0.0400)  $(0.5764) $(0.0100) $9.79    5.60%     0.34%    5.83%
    8/31/97.........                  9.76       0.5911       0.0829    (0.5911)  (0.0029)  9.84    7.09      0.34     6.02
    8/31/96.........                  9.76       0.6024      (0.0055)   (0.5969)       --   9.76    6.26      0.35     6.16
    8/31/95.........                  9.78       0.5515      (0.0011)   (0.5582)  (0.0122)  9.76    5.82      0.34     5.65
    8/31/94.........                  9.97       0.4286      (0.1974)   (0.4212)       --   9.78    2.33      0.35     4.25
                                                       RATIO INFORMATION
                                                      ASSUMING NO WAIVER
                                                      OF FEES OR EXPENSE
                                                        REIMBURSEMENTS
                                                      -------------------
                                                                RATIO OF
                                                                  NET
                                               NET    RATIO OF INVESTMENT
                                     PORT-    ASSETS  EXPENSES   INCOME
                                     FOLIO    AT END     TO        TO
                                     TURN-      OF    AVERAGE   AVERAGE
                                     OVER     PERIOD    NET       NET
                                    RATE(c)  (000'S)   ASSETS    ASSETS
                                    -------- -------- -------- ----------
Year ended:
    8/31/98.........                 93.77%  $654,653   0.34%     5.83%
    8/31/97.........                 88.02    564,642   0.34      6.02
    8/31/96.........                149.66    535,702   0.35      6.16
    8/31/95.........                 70.58    529,659   0.34      5.65
    8/31/94.........                 42.27    594,331   0.37      4.23

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                  INCOME FROM                   DISTRIBUTIONS TO
                                             INVESTMENT OPERATIONS                UNITHOLDERS
                                             ---------------------     -------------------------------------
                                                            NET                               IN
                                      NET                 REALIZED                  IN      EXCESS             NET
                                     ASSET                  AND          FROM     EXCESS    OF NET            ASSET
                                    VALUE AT   NET       UNREALIZED      NET      OF NET   REALIZED           VALUE
                                     BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-   GAIN ON    FROM      AT
                                    NING OF    MENT      ON INVEST-      MENT      MENT    INVEST-   PAID-IN  END OF   TOTAL
                                     PERIOD   INCOME      MENTS(a)      INCOME    INCOME    MENTS    CAPITAL  PERIOD RETURN(b)
                                    -------- ---------- ------------   --------  --------  --------  -------  ------ ---------
Year ended:
    8/31/98.........                 $9.75   $   0.6395  $    0.1272   $(0.6167) $     --  $    --   $    --  $9.90    8.10%
    8/31/97.........                  9.65       0.6399       0.1011    (0.6399)  (0.0011)       --       --   9.75    7.89
    8/31/96.........                  9.74       0.6604      (0.1195)   (0.6309)       --        --       --   9.65    5.67
    8/31/95.........                  9.62       0.6075       0.1539    (0.6075)  (0.0175)       --  (0.0164)  9.74    8.20
    8/31/94.........                 10.13       0.5533      (0.4530)   (0.5719)  (0.0340)  (0.0044)      --   9.62    1.00
                                                                         RATIO INFORMATION
                                                                        ASSUMING NO WAIVER
                                                                              OF FEES
                                                                        -------------------
                                             RATIO OF
                                               NET                                RATIO OF
                                    RATIO OF INVEST-                                NET
                                      NET      MENT              NET    RATIO OF INVESTMENT
                                    EXPENSES  INCOME   PORT-    ASSETS  EXPENSES   INCOME
                                       TO       TO     FOLIO    AT END     TO        TO
                                    AVERAGE  AVERAGE   TURN-      OF    AVERAGE   AVERAGE
                                      NET      NET     OVER     PERIOD    NET       NET
                                     ASSETS   ASSETS  RATE(c)  (000'S)   ASSETS    ASSETS
                                    -------- -------- -------- -------- -------- ----------
Year ended:
    8/31/98.........                 0.30%    6.44%  108.76%  $442,550   0.30%     6.44%
    8/31/97.........                  0.30     6.57   106.10    350,315   0.30      6.57
    8/31/96.........                  0.28     6.64   163.42    332,546   0.30      6.62
    8/31/95.........                  0.26     6.36   130.98    264,409   0.32      6.30
    8/31/94.........                  0.28     5.66   188.58    283,886   0.29      5.65

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         NOTES TO FINANCIAL STATEMENTS

                                AUGUST 31, 1998
1.ORGANIZATION
  Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of three diversified portfolios: the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio. Units of the Fund are offered for sale solely to state and federally chartered credit unions.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A.Investment Valuation

  For the Government Securities Portfolio and Mortgage Securities Portfolio, investments in mortgage backed, asset backed, and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio and Mortgage Securities Portfolio are valued at amortized cost, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

 B.Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio amortizes market discounts and premiums on certain mortgage backed securities and treasury obligations.

  For the Government Securities Portfolio and Mortgage Securities Portfolio, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

effective yield basis over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 C.Mortgage Dollar Rolls

  The Government Securities and Mortgage Securities Portfolios may enter into mortgage "dollar rolls" in which the portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The portfolios will segregate and maintain cash or liquid debt securities in an amount equal to the forward purchase price until the settlement date. For financial reporting and tax reporting purposes, the portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

 D.Federal Taxes

  It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital.

  As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

          PORTFOLIO                     AMOUNT              YEARS OF EXPIRATION
   ------------------------ ------------------------------- -------------------
   Government Securities...           $18,324,000               1999 - 2005
   Mortgage Securities.....             7,333,000               2002 - 2004

  These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 E.Expenses

  Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.AGREEMENTS

  Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to the general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                   PORTFOLIO                         ASSET LEVELS           FEE
   ----------------------------------------- ----------------------------  -----
   Money Market............................. up to $300 million            0.20%
                                             in excess of $300 million     0.15%
   Government Securities.................... all                           0.20%
   Mortgage Securities...................... all                           0.20%

  Effective July 1, 1997, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .06% of average daily net assets; prior thereto, Goldman Sachs voluntarily agreed to limit its advisory fee to .12% of the first $250 million, .10% of the next $250 million,
 .09% of the next $250 million and .08% over $750 million of the portfolio's average daily net assets. For the year ended August 31, 1998, Goldman Sachs waived advisory fees amounting to $866,377.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998
3.AGREEMENTS--(CONTINUED)

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 40 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to the general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                               PORTFOLIO                      FEE
            ------------------------------------------------ -----
            Money Market.................................... 0.10%
            Government Securities........................... 0.10%
            Mortgage Securities............................. 0.05%

  Effective July 1, 1997, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to .02% of average daily net assets; prior thereto, CUFSLP voluntarily agreed to limit its administration fee to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the portfolio's average daily net assets. For the year ended August 31, 1998, CUFSLP waived administration fees amounting to $636,779.

  CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Expenses") of the Money Market Portfolio exceed .20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. For the year ended August 31, 1998, no expenses were required to be reimbursed by CUFSLP under this agreement.

  CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory, administration, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1998, no expenses were required to be reimbursed by CUFSLP and Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998
3.AGREEMENTS--(CONTINUED)

  Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. For the year ended August 31, 1998, neither received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Fund for a fee.

4.INVESTMENT TRANSACTIONS

  Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio and Mortgage Securities Portfolio for the year ended August 31, 1998 were as follows ($ in thousands):

                                                           GOVERNMENT  MORTGAGE
                                                           SECURITIES SECURITIES
                                                           PORTFOLIO  PORTFOLIO
                                                           ---------- ----------
Purchases of U.S. Government and agency obligations......   $557,865   $257,652
Purchases (excluding U.S. Government and agency obliga-
 tions)..................................................         --    256,613
Sales or maturities of U.S. Government and agency obliga-
 tions...................................................    527,127    183,915
Sales or maturities (excluding U.S. Government and agency
 obligations)............................................         --    227,207

5.REPURCHASE AGREEMENTS

  During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998

6.JOINT REPURCHASE AGREEMENT ACCOUNTS

  The Portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

  As of August 31, 1998, the Money Market Portfolio had a 2.39% undivided interest in the repurchase agreements in the following joint account which equaled $5,299,500,000 in principal amount. As of August 31, 1998, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                      PRINCIPAL  INTEREST MATURITY  AMORTIZED
          JOINT ACCOUNT I              AMOUNT      RATE     DATE       COST
          ---------------             ---------  -------- --------  ----------
Bear Stearns Companies, Inc., dated
 8/31/98, repurchase price $400,065
 (U.S. Treasury Interest only
 Stripped Securities: $408,461,
 5/15/03-5/15/07)...................  $400,000     5.81%   9/1/98   $  400,000
BZW Securities, dated 8/31/98,
 repurchase price $800,129 (U.S.
 Treasury Interest only Stripped
 Securities: $22,245, 11/15/98-
 8/15/05) (U.S. Treasury Notes:
 $772,701, 4.750-9.125%, 9/30/98-
 5/15/05) (U.S. Treasury Principal
 Stripped Securities: $21,055,
 11/15/98-8/15/05)..................   800,000     5.80    9/1/98      800,000
Credit Suisse First Boston Corp.,
 dated 8/31/98, repurchase price
 $800,129 (U.S. Treasury Interest
 only Stripped Securities: $481,626,
 11/15/98-5/15/08) (U.S. Treasury
 Principal only Stripped Securities:
 $151,863, 11/15/98-2/15/03) (U.S.
 Treasury Stripped Securities:
 $192,555, 11/15/04-8/15/05)........   800,000     5.81    9/1/98      800,000
Deutsche Bank, dated 8/31/98,
 repurchase price $800,129 (U.S.
 Treasury Notes: $816,001, 6.125-
 7.750%, 7/15/99-3/31/02)...........   800,000     5.80    9/1/98      800,000
Donaldson Lufkin & Jenrette, Inc.,
 dated 8/31/98, repurchase price
 $700,113 (U.S. Treasury Bill:
 $6,288, 9/3/98) (U.S. Treasury
 Interest only Stripped Securities:
 $692,955, 11/15/98-2/15/08) (U.S.
 Treasury Note: $7,233, 7.75%,
 12/31/99) (U.S. Treasury Principal
 only Stripped Securities: $7,524,
 2/15/99-5/15/05)...................   700,000     5.80    9/1/98      700,000
Goldman, Sachs & Co., dated 8/31/98,
 repurchase price $125,021 (U.S.
 Treasury Notes: $127,522, 5.250-
 5.875%, 8/31/99-8/15/03)...........   125,000     6.05    9/1/98      125,000
Morgan Stanley Dean Witter & Co.,
 dated 8/31/98, repurchase price
 $450,074 (U.S. Treasury Bonds:
 $3,029, 9.375-10.750%, 2/15/03-
 2/15/06) (U.S. Treasury Interest
 only Stripped Securities: $37,451,
 5/15/01-2/15/08) (U.S. Treasury
 Notes: $388,898, 5.500-7.750%,
 4/30/99-5/31/03) (U.S. Treasury
 Principal only Stripped Securities:   200,000     5.90    9/1/98      200,000
 $32,479, 11/15/00-5/15/05).........   250,000     5.93    9/1/98      250,000
Salomon-Smith Barney, Inc., dated
 8/31/98, repurchase price $700,113
 (U.S. Treasury Interest only
 Stripped Securities: $638,692,
 2/15/04-2/15/07) (U.S. Treasury
 Principal only Stripped Securities:
 $76,162, 11/15/01).................   700,000     5.80    9/1/98      700,000
Warburg Dillon Read, dated 8/31/98,
 repurchase price $524,584 (U.S.
 Treasury Bill: $50,485, 11/5/98)
 (U.S. Treasury Bond: $39,484,
 10.750%, 2/15/03) (U.S. Treasury
 Inflation Index Notes: $387,185,
 3.375-3.625%, 7/15/02-1/15/08)
 (U.S. Treasury Note: $58,085,
 4.750-6.625%, 9/30/98-7/31/01).....   524,500     5.79    9/1/98      524,500
                                                                    ----------
Total Joint Repurchase Agreement
 Account............................                                $5,299,500
                                                                    ==========

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1998
6.JOINT REPURCHASE AGREEMENT ACCOUNTS--(CONTINUED)

  As of August 31, 1998, the Money Market Portfolio, Government Securities Portfolio and the Mortgage Securities Portfolio had a 12.82%, 6.03% and 0.82% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $1,365,000,000 in principal amount. As of August 31, 1998, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                         PRINCIPAL INTEREST MATURITY AMORTIZED
            JOINT ACCOUNT II              AMOUNT     RATE     DATE      COST
            ----------------             --------- -------- -------- ----------
Bear Stearns Companies, Inc., dated
 8/31/98, repurchase price $300,049
 (FHLMC: $211,246, 6.50-7.50%, 12/1/22-
 11/1/27) (FNMA: $97,844, 6.50-7.50%,
 8/1//25-8/1/28).......................  $300,000    5.85%   9/1/98  $  300,000
Donaldson Lufkin & Jenrette, Inc.,
 dated 8/31/98, repurchase price
 $200,033 (FHLMC Gold: $69,048, 7.00%,
 8/1/24-2/1/28) (FNMA: $134,993, 5.50-
 7.00%, 2/1/09-8/1/28).................   200,000    5.85    9/1/98     200,000
NationsBank, dated 8/31/98, repurchase
 price $400,065 (FNMA: $408,043, 6.50%,
 11/1/12)..............................   400,000    5.85    9/1/98     400,000
Nomura Securities Inc., dated 8/31/98,
 repurchase price $325,053 (FHLB:
 $31,053, 6.05-6.50%, 1/21/99-5/13/08)
 (FNMA: $225,458, 5.50-8.50%, 7/1/99-
 8/1/28) (FMAC: $54,894, 5.00-9.00%,
 12/1/98-8/1/28) (SLMA: $20,090, 5.73%,
 2/04/00)..............................   325,000    5.85    9/1/98     325,000
Salomon Brothers, Inc, dated 8/31/98,
 repurchase price $140,023 (FHLMC Gold:
 $14,253, 7.00-9.00%, 4/1/24-12/1/27)
 (FNMA: $128,641, 6.00-8.50%, 11/1//00-
 8/1/28)...............................   140,000    5.83    9/1/98     140,000
                                                                     ----------
 Total Joint Repurchase Agreement
  Account..............................                              $1,365,000
                                                                     ==========

7.OTHER MATTERS

  Pursuant to an SEC exemptive order, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements with Goldman Sachs or its affiliates, subject to certain limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions on an annual basis.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

[LOGO]

Goldman
Sachs

TCUANN98


-----------------------------
            TRUST

      for Credit Unions
-----------------------------

TRUSTEES
Robert M. Coen, Chairman
John T. Collins, Vice-Chairman
Gene R. Artemenko
James C. Barr
Edgar F. Callahan
Thomas S. Condit
Douglas C. Grip
Rudolf J. Hanley
Betty G. Hobbs
Wendell A. Sebastian

OFFICERS
Charles W. Filson, President
James A. Fitzpatrick, Vice President
Gordon Linke, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip Giuca, Assistant Treasurer
Michael J. Richman, Secretary
Elizabeth Anderson, Assistant Secretary
Deborah A. Farrell, Assistant Secretary
Steven E. Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Kaysie Uniacke, Assistant Secretary

ADMINISTRATOR
Callahan Credit Union Financial Services
Limited Partnership

INVESTMENT ADVISOR
Goldman Sachs Asset Management,
a separate operating division
of Goldman, Sachs & Co.

TRANSFER AGENT
Goldman, Sachs & Co.

DISTRIBUTORS
Callahan Financial Services, Inc.
Goldman, Sachs & Co.

INDEPENDENT AUDITORS
Arthur Andersen
225 Franklin Street
Boston, MA 02110